Income Taxes	6 Months Ended
Jun. 30, 2019
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

8. INCOME TAXES

The provision for income taxes is:

	Three Months Ended		Six Months Ended
For the periods ended June 30,	2019	2018	2019	2018
Current Tax
Canada	8	(35)	12	(93)
United States	3	-	5	4
Total Current Tax Expense (Recovery)	11	(35)	17	(89)
Deferred Tax Expense (Recovery)	(877)	55	(836)	(49)
Tax Expense (Recovery) From Continuing Operations	(866)	20	(819)	(138)

In the three and six months ended June 30, 2019, current tax expense was recorded on current operations, net of prior year losses. A current tax recovery was recorded in 2018 due to the carry back of losses incurred to previous years.

On May 28, 2019, the Government of Alberta substantively enacted a reduction in the provincial corporate tax rate from 12 percent to eight percent over four years. As a result, the Company’s deferred income tax liability decreased by $658 million as at June 30, 2019. In addition, Cenovus has recorded a deferred income tax recovery of $387 million due to an internal restructuring of the Company’s U.S. operations resulting in a step-up in the tax basis of the Company’s refining assets.

The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

	Six Months Ended
For the periods ended June 30,	2019	2018
Earnings (Loss) From Continuing Operations Before Income Tax	1,075	(1,462)
Canadian Statutory Rate	26.5%	27.0%
Expected Income Tax Expense (Recovery) From Continuing Operations	285	(395)
Effect on Taxes Resulting From:
Foreign Tax Rate Differential	(30)	(23)
Non-Taxable Capital (Gains) Losses	(52)	131
Non-Recognition of Capital (Gains) Losses	(52)	131
Reduction of Alberta Corporate Tax Rate	(658)	-
Recognition of U.S. Tax Basis	(387)	(1)
Other	75	19
Total Tax Expense (Recovery) From Continuing Operations	(819)	(138)
Effective Tax Rate	(76.2)%	9.4%